                                                                    EXHIBIT 99.4

CASE NAME:      KEVCO GP, INC.                        ACCRUAL BASIS

CASE NUMBER:    401-40786-BJH-11

JUDGE:          BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------      -----------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                      AUGUST 24, 2001
---------------------------------------      -----------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                               ACCOUNTANT FOR DEBTOR
---------------------------------------      -----------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      AUGUST 24, 2001
---------------------------------------      -----------------------------------
Printed Name of Preparer                                      Date

CASE NAME:         KEVCO GP, INC.                       ACCRUAL BASIS - 1

CASE NUMBER:       401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED         MONTH            MONTH
ASSETS                                                               AMOUNT           MAY-01          JUNE-01        MONTH
------                                                              ---------       ----------       ---------       -----
1.   Unrestricted Cash
2.   Restricted Cash
3.   Total Cash                                                             0               0               0           0
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses
8.   Other (Attach List)                                                    0               0               0           0
9.   Total Current Assets                                                   0               0               0           0
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment                                        0               0               0           0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                       0               0               0           0
15.  Other (Attach List)                                              360,837         360,837         360,837           0
16.  Total Assets                                                     360,837         360,837         360,837           0

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                                    0               0           0
23.  Total Post Petition Liabilities                                                        0               0           0

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                       75,885,064      38,219,089      15,018,882
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                                          128,815,071     128,815,071     128,815,071           0
28.  Total Pre Petition Liabilities                               204,700,135     167,034,160     143,833,953           0
29.  Total Liabilities                                            204,700,135     167,034,160     143,833,953           0

EQUITY

30.  Pre Petition Owners' Equity                                                 (204,339,298)   (204,339,298)
31.  Post Petition Cumulative Profit Or (Loss)
32.  Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                      37,665,975      60,866,182
33.  Total Equity                                                                (166,673,323)   (143,473,116)          0

34.  Total Liabilities and Equity                                                     360,837         360,837           0


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          ---      ---

CASE NAME:       KEVCO GP, INC.                     SUPPLEMENT TO

CASE NUMBER:     401-40786-BJH-11                 ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED            MONTH              MONTH
ASSETS                                                       AMOUNT             MAY-01            JUNE-01         MONTH
------                                                     ---------         ------- ---         ---------        -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                        0                   0                 0           0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                   0                   0                 0           0

A.    Investment in Subsidiaries                             360,837             360,837           360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                 360,837             360,837           360,837           0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                        0                 0           0

PRE PETITION LIABILITIES

A.    Interco. Payables (FOOTNOTE)                           315,071             315,071           315,071
B.    10 3/8% Senior Sub. Notes                          105,000,000         105,000,000       105,000,000
C.    Sr. Sub. Exchangeable Notes                         23,500,000          23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27           128,815,071         128,815,071       128,815,071           0

CASE NAME:         KEVCO GP, INC.                 ACCRUAL BASIS - 2

CASE NUMBER:       401-40786-BJH-11


INCOME STATEMENT

                                                              MONTH               MONTH                          QUARTER
REVENUES                                                      MAY-01             JUNE-01             MONTH        TOTAL
--------                                                      ------             -------             -----       -------
1.    Gross Revenues                                                                                                 0
2.    Less: Returns & Discounts                                                                                      0
3.    Net Revenue                                                  0                   0                 0           0

COST OF GOODS SOLD

4.    Material                                                                                                       0
5.    Direct Labor                                                                                                   0
6.    Direct Overhead                                                                                                0
7.    Total Cost Of Goods Sold                                     0                   0                 0           0
8.    Gross Profit                                                 0                   0                 0           0

OPERATING EXPENSES

9.    Officer/Insider Compensation                                                                                   0
10.   Selling & Marketing                                                                                            0
11.   General & Administrative                                                                                       0
12.   Rent & Lease                                                                                                   0
13.   Other (Attach List)                                                                                            0
14.   Total Operating Expenses                                     0                   0                 0           0
15.   Income Before Non-Operating Income & Expense                 0                   0                 0           0

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)                                                                               0
17.    Non-Operating Expense (Att List)                                                                              0
18.    Interest Expense                                                                                              0
19.    Depreciation/Depletion                                                                                        0
20.    Amortization                                                                                                  0
21.    Other (Attach List)                                                                                           0
22.    Net Other Income & Expenses                                 0                   0                 0           0

REORGANIZATION EXPENSES

23.    Professional Fees                                                                                             0
24.    U.S. Trustee Fees                                                                                             0
25.    Other (Attach List)                                                                                           0
26.    Total Reorganization Expenses                               0                   0                 0           0
27.    Income Tax                                                                                                    0
28.    Net Profit (Loss)                                           0                   0                 0           0

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          ---      ---

CASE NAME:       KEVCO GP, INC.                      ACCRUAL BASIS - 3

CASE NUMBER:     401-40786-BJH-11

CASH RECEIPTS AND                                              MONTH               MONTH                         QUARTER
DISBURSEMENTS                                                  MAY-01             JUNE-01            MONTH        TOTAL
-----------------                                              ------             -------            -----       -------
1.    Cash - Beginning Of Month

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                     0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                                   0
4.    Post Petition                                                                                                  0
5.    Total Operating Receipts                                     0                   0                 0           0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                               0                   0                 0           0
7.    Sale of Assets                                                                                                 0
8.    Other (Attach List)                                                                                            0
9.    Total Non-Operating Receipts                                 0                   0                 0           0
10.   Total Receipts                                               0                   0                 0           0
11.   Total Cash Available                                         0                   0                 0           0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                    0
13.   Payroll Taxes Paid                                                                                             0
14.   Sales, Use & Other Taxes Paid                                                                                  0
15.   Secured/Rental/Leases                                                                                          0
16.   Utilities                                                                                                      0
17.   Insurance                                                                                                      0
18.   Inventory Purchases                                                                                            0
19.   Vehicle Expenses                                                                                               0
20.   Travel                                                                                                         0
21.   Entertainment                                                                                                  0
22.   Repairs & Maintenance                                                                                          0
23.   Supplies                                                                                                       0
24.   Advertising                                                                                                    0
25.   Other (Attach List)                                          0                   0                 0           0
26.   Total Operating Disbursements                                0                   0                 0           0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                              0
28.   U.S. Trustee Fees                                                                                              0
29.   Other (Attach List)                                          0                   0                 0           0
30.   Total Reorganization Expenses                                0                   0                 0           0
31.   Total Disbursements                                          0                   0                 0           0
32.   Net Cash Flow                                                0                   0                 0           0
33.   Cash - End of Month                                          0                   0                 0           0

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          ---      ---

CASE NAME:        KEVCO GP, INC.                      ACCRUAL BASIS - 4

CASE NUMBER:      401-40786-BJH-11

                                                              SCHEDULED              MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                                       AMOUNT               MAY-01          JUNE-01       MONTH
-------------------------                                     ---------              ------          -------       -----
1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable                                    0                   0                 0           0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                                    0                   0                 0           0



AGING OF POST PETITION                              MONTH:      JUNE-01
TAXES AND PAYABLES                                        -------------------

                                  0 - 30            31 - 60            61 - 90              91 +
TAXES PAYABLE                      DAYS              DAYS               DAYS                DAYS            TOTAL
-------------                     ------            -------            -------              ----            -----
1.    Federal                                                                                                 0
2.    State                                                                                                   0
3.    Local                                                                                                   0
4.    Other (Attach List)            0                 0                  0                   0               0
5.    Total Taxes Payable            0                 0                  0                   0               0
6.    Accounts Payable                                                                                        0



STATUS OF POST PETITION TAXES                     MONTH:       JUNE-01
                                                        --------------------

                                                                                     AMOUNT
                                                             BEGINNING TAX      WITHHELD AND/OR                     ENDING TAX
FEDERAL                                                       LIABILITY*            ACCRUED       (AMOUNT PAID)     LIABILITY
-------                                                      -------------      ---------------   -------------     ----------
1.    Withholding **                                                                                                     0
2.    FICA - Employee **                                                                                                 0
3.    FICA - Employer **                                                                                                 0
4.    Unemployment                                                                                                       0
5.    Income                                                                                                             0
6.    Other (Attach List)                                          0                   0                 0               0
7.    Total Federal Taxes                                          0                   0                 0               0

STATE AND LOCAL

8.    Withholding                                                                                                        0
9.    Sales                                                                                                              0
10.   Excise                                                                                                             0
11.   Unemployment                                                                                                       0
12.   Real Property                                                                                                      0
13.   Personal Property                                                                                                  0
14.   Other (Attach List)                                          0                   0                 0               0
15.   Total State And Local                                        0                   0                 0               0
16.   Total Taxes                                                  0                   0                 0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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          ---      ---

CASE NAME:      KEVCO GP, INC.                  ACCRUAL BASIS - 5

CASE NUMBER:    401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                      MONTH:      JUNE-01
                                                            --------------------

BANK RECONCILIATIONS                                         Account # 1         Account # 2
--------------------                                         -----------         -----------
A.    BANK:                                                                                         Other Accounts      TOTAL
                                                                                                     (Attach List)
B.    ACCOUNT NUMBER:
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement                                                                             0             0
2.    Add: Total Deposits Not Credited                                                                       0             0
3.    Subtract: Outstanding Checks                                                                           0             0
4.    Other Reconciling Items                                                                                0             0
5.    Month End Balance Per Books                                  0                   0                     0             0
6.    Number of Last Check Written

INVESTMENT ACCOUNTS

                                                              DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                                   PURCHASE           INSTRUMENT     PURCHASE PRICE    CURRENT VALUE
---------------------------                                   --------           ----------     --------------    -------------
7.
8.
9.
10.   (Attach List)                                                                                    0                 0
11.   Total Investments                                                                                0                 0

CASH

12. Currency On Hand                                                                                                     0
13. Total Cash - End of Month                                                                                            0

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          ---      ---

CASE NAME:      KEVCO GP, INC.                  ACCRUAL BASIS - 6

CASE NUMBER:    401-40786-BJH-11


                                                      MONTH:       JUNE-01
                                                            --------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                            TYPE OF             AMOUNT           TOTAL PAID
               NAME                         PAYMENT              PAID             TO DATE
               ----                         -------             ------           ----------
1.
2.
3.
4.
5.    (Attach List)                                                0                   0
6.    Total Payments To Insiders                                   0                   0


                                  PROFESSIONALS

                                           DATE OF
                                         COURT ORDER                                                                 TOTAL
                                         AUTHORIZING            AMOUNT              AMOUNT         TOTAL PAID      INCURRED
               NAME                        PAYMENT             APPROVED              PAID            TO DATE      & UNPAID*
               ----                      -----------           --------             ------         ----------     ---------
1.
2.
3.
4.
5.    (Attach List)                                               0                     0                 0             0
6.    Total Payments To Professionals                             0                     0                 0             0

      *  Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                              SCHEDULED        AMOUNTS        TOTAL
                                               MONTHLY           PAID        UNPAID
                                              PAYMENTS          DURING        POST
              NAME OF CREDITOR                   DUE            MONTH       PETITION
              ----------------                ---------      -----------   ----------
1.    Bank of America                                        23,200,207    15,018,882
2.
3.
4.
5.    (Attach List)                                0                  0             0
6.    TOTAL                                        0         23,200,207    15,018,882

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          ---      ---

CASE NAME:        KEVCO GP, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:      401-40786-BJH-11

                                                       MONTH:       JUNE-01
                                                             -------------------
QUESTIONNAIRE

                                                                                                    YES       NO
                                                                                                    ---       --
1.    Have any Assets been sold or transferred outside the normal course of business this
      reporting period?                                                                                       X

2.    Have any funds been disbursed from any account other than a debtor in possession
      account?                                                                                                X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related
      parties?                                                                                                X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?                 X

5.    Have any Post Petition Loans been received by the debtor from any party?                                X

6.    Are any Post Petition Payroll Taxes past due?                                                           X

7.    Are any Post Petition State or Federal Income Taxes past due?                                           X

8.    Are any Post Petition Real Estate Taxes past due?                                                       X

9.    Are any other Post Petition Taxes past due?                                                             X

10.   Are any amounts owed to Post Petition creditors delinquent?                                             X

11.   Have any Pre Petition Taxes been paid during the reporting period?                                      X

12.   Are any wage payments past due?                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.
(SEE FOOTNOTE 1, 24)

INSURANCE

                                                                                                    YES       NO
                                                                                                    ---       --
1.    Are Worker's Compensation, General Liability and other necessary insurance
      coverages in effect?                                                                           X

2.    Are all premium payments paid current?                                                         X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS


TYPE OF POLICY                              CARRIER               PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
--------------                              -------               --------------              --------------------------
General Liability                       Liberty Mutual            9/1/00-9/1/01               Annual            $313,520
Umbrella                                National Union            6/1/00-9/1/01               Annual            $103,349

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          ---      ---

CASE NAME:         KEVCO GP, INC.               FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40786-BJH-11                ACCRUAL BASIS


                                                  MONTH:        JUNE-01
                                                         -----------------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER    FOOTNOTE / EXPLANATION
------     -----------    ----------------------
1              24         (A) Pursuant to an Asset Purchase Agreement approved by the Court on
7               4         February 23, 2001 and effective as of the same date among Kevco, Inc.,
                          Kevco Manufacturing, LP, Wingate Management Co. II, LP and Adorn
                          LLC,certain assets and liabilities of Design Components, a division of
                          Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to
                          Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing,
                          LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

                          (B) Pursuant to an Asset Purchase Agreement approved by the Court on April
                          3, 2001 and effective as of the same date, Universal Forest Products
                          Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood
                          Components Division operates) of the Sunbelt division of Kevco
                          Manufacturing, L.P. Approximately $ 7 million in sales proceeds were paid directly to Bank of America thereby reducing pre- petition secured debt.

                          (C) Debtor paid $15 million from available cash during April and $10 million during June to Bank of America to reduce pre-petition secured debt.

                          (D) Pursuant to an Asset Purchase Agreement approved by the Court on
                          April 25, 2001 and effective as of April 30, 2001, Alliance Investment and
                          Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of
                          Kevco Distribution, LP. Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                          (E) Pursuant to an Asset Purchase Agreement approved by the Court on May
                          21, 2001 and effective June 1, 2001, Drew Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco Manufacturing, LP. Approximately $8 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                          (F) Pursuant to an Asset Purchase Agreement approved by the Court on May
                          21, 2001 and effective June 1, 2001, Duo-Form Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of
                          Kevco Manufacturing, LP. Approximately $5 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt

CASE NAME:          KEVCO GP, INC.                   FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40786-BJH-11                    ACCRUAL BASIS



                                                    MONTH:       JUNE-01
                                                          ----------------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER    FOOTNOTE / EXPLANATION
------     -----------    ----------------------
1             27A         Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                          401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                          Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc.
                          (Case No. 401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), DCM
                          Delaware, Inc. (Case No. 401-40787-BJH-11), and Kevco Components, Inc.
                          (Case No. 401- 40790-BJH-11).

1             32          The direct charges to equity are due to the secured debt reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of Kevco Distribution as well as direct cash payments of $25 million (See Footnote 1,24). The secured debt owed to
                          Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.